SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549
                                     FORM 8-K/A

                                  AMENDMENT NO. 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                                          February 21, 1995
(Date of earliest event reported)                      (December 28, 1994)

                           BODDIE-NOELL PROPERTIES, INC.
              (Exact name of registrant as specified in its charter)

                                     Delaware
                  (State or other jurisdiction of incorporation)


      1-9496                                            56-1574675
(Commission File Number)                             (I.R.S.Employer
                                                 Identification Number)


     3710 One First Union Center
         Charlotte, NC                                     28202
(Address of principal executive office)                  (Zip Code)

Registrant's telephone number, including area code:  (704)333-1367

OVERVIEW


    On December 28, 1994 Boddie-Noell Properties, Inc. (the "Registrant") acquired Harris Hill Apartments for a contract price of $8,900,000. This acquisition was originally reported in the Current Report on Form 8-K filed on January 4, 1995. This Current Report on Form 8-K includes the information related to the acquisition of Harris Hill Apartments responsive to Item 7 which was not reported in the original Form 8-K.



    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS


    (a) Financial Statements of Business Acquired.


    Harris Hill Apartments statements of revenues and certain expenses for the nine months ended September 30, 1994 (unaudited) and for the year ended December 31, 1993, and report of independent public accountants. See pages 4-8.


    The Registrant is not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.



(b)Pro Forma Financial Information.


    Boddie-Noell Properties, Inc. unaudited pro forma consolidating balance sheets as of September 30, 1994. See page 9.


    Boddie-Noell Properties, Inc. unaudited pro forma consolidating statements of operations for the nine months ended September 30, 1994. See page 10.


    Boddie-Noell Properties, Inc. unaudited pro forma consolidating statements of operations for the year ended December 31, 1993. See page 11.


    The pro forma financial information has been prepared giving effect to the acquisition of Harris Hill Apartments. The pro forma consolidating balance sheets as of September 30, 1994 have been prepared as if the acquisition of Harris Hill Apartments had been consummated on that date. The pro forma consolidated statements of operations for the nine months ended September 30, 1994 have been prepared as if the acquisition of Harris Hill Apartments had been consummated on January 1, 1994. The pro forma consolidated statements of operations for the year ended December 31, 1993 have been prepared as if the acquisition of Harris Hill Apartments had been consummated on January 1, 1993.


    The unaudited pro forma consolidating balance sheets are not necessarily indicative of what the actual financial position of the Registrant would have been at September 30, 1994. The unaudited pro forma consolidating statements of operations do not purport to be indicative of the results that actually would have occurred if the acquisition had occurred at the beginning of such year or to project the Registrantis results of operations for any future date or period.
 The pro forma statements of operations are based on available information and upon certain assumptions, as set forth in the notes to the pro forma statements of operations, that management of the Registrant believes are reasonable in the circumstances. In management's opinion, all adjustments necessary to reflect the terms of the acquisition have been made.


    The pro forma financial statements should be read in conjunction with the Registrant's 1993 Annual Report to Shareholders and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1994.


(c)Exhibits.


None

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
                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Boddie-Noell Properties, Inc.
                                     (Registrant)



Date:   February 21, 1995            By:     /s/ Pamela B. Novak
                                             Pamela B. Novak
                                             Vice President - Controller
                                             Chief Accounting Officer

HARRIS HILL APARTMENTS


STATEMENT OF REVENUE AND CERTAIN EXPENSES (AS DEFINED)
FOR THE YEAR ENDED DECEMBER 31, 1993
TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Boddie-Noell Properties, Inc.:

    We have audited the accompanying statement of revenue and certain expenses (defined as rental revenue less direct operating expenses, exclusive of depreciation, amortization, management fees and mortgage interest expense) of Harris Hill Apartments (the Property) for the year ended December 31, 1993. The statement of revenue and certain expenses (as defined) is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.


    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses (as defined) is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


    The accompanying statement of revenue and certain expenses (as defined) was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. As described in Note 2, certain costs or expenses which may not be comparable to those expected to be incurred in the proposed future operation of the Property are excluded and the accompanying statement is not intended to be a complete presentation of the revenue and expenses of the Property.


    In our opinion, the statement of revenue and certain expenses (as defined) referred to above presents fairly, in all material respects, the revenue and certain expenses of Harris Hill Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


Charlotte, North Carolina,
  October 28, 1994.

                             HARRIS HILL APARTMENTS

             STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED)
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 (UNAUDITED), AND
                      FOR THE YEAR ENDED DECEMBER 31, 1993



[S]                                                [C]            [C]
                                                          1994          1993
                                                   (UNAUDITED)

RENTAL REVENUE                                     $   988,090    $1,213,308
CERTAIN EXPENSES (as defined):
  Rental operations                                    208,741       265,763
  Real estate taxes                                     71,897        96,096
  Insurance                                             11,668        13,748
                                                       292,306       375,607
REVENUE IN EXCESS OF CERTAIN EXPENSES (as defined) $   695,784    $  837,701

                 The accompanying notes to financial statements
                    are an integral part of these statements.

                             HARRIS HILL APARTMENTS

                         NOTES TO FINANCIAL STATEMENTS
                (INCLUDING DATA APPLICABLE TO UNAUDITED PERIOD)
                               DECEMBER 31, 1993

1.  DESCRIPTION OF RENTAL PROPERTY:


    Harris Hill Apartments (the Property) is located in Charlotte, North Carolina, and consists of 184 one and two bedroom units. The Property has been in operation since December 1988. The Property is expected to be acquired by Boddie-Noell Properties, Inc. (the Company).



2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:


BASIS OF PRESENTATION


    The accompanying statements of revenue and certain expenses (as defined) are presented on the accrual basis of accounting and comply with the reporting requirements of the Securities and Exchange Commission for real estate operations to be acquired. The Company is not aware of any material factors relating to the Property, other than those factors discussed herein, that would cause the statement of revenue and certain expenses (as defined) not to be indicative of future operating results.


RENTAL REVENUE


    The apartments are leased for terms of one year or less. Fixed rental amounts are recorded as they accrue under the terms of each lease.


CERTAIN EXPENSES


    Certain expenses include direct operating expenses of the property, excluding certain expenses (primarily depreciation, amortization, management fees and mortgage interest expense) which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Property. Therefore, the accompanying statements are not representative of the actual operations of the Property for the periods presented.


UNAUDITED INTERIM STATEMENTS


    The statement of revenue and certain expenses (as defined) for the nine months ended September 30, 1994, is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period ended September 30, 1994, are not necessarily indicative of the results to be obtained for the full fiscal year.

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

3.  RELATED-PARTY TRANSACTIONS:


    The Property paid insurance premiums of $11,668 and $13,748 to a related party for coverage for the nine months ended September 30, 1994, and the year ended December 31, 1993, respectively.

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



                           BODDIE-NOELL PROPERTIES, INC.
                       PRO FORMA CONSOLIDATING BALANCE SHEET
                               SEPTEMBER 30, 1994
                                  (Unaudited)


                                                       BNP                      Acquisition of        Pro forma
                                       Historical     BTVC     Pro forma         Harris Hill       Consolidated
                                                      (A)                            (B)
Assets
Real estate investments at cost:
   Restaurant properties              $43,205,075          $0 $43,205,075                       $0  $43,205,075
   Apartment properties                23,818,047  21,950,000  45,768,047                8,871,155   54,639,202
                                       67,023,122  21,950,000  88,973,122                8,871,155   97,844,277
   Less accumulated depreciation       (6,329,063)          0  (6,329,063)                       0   (6,329,063)
                                       60,694,059  21,950,000  82,644,059                8,871,155   91,515,214
Cash and short-term investments         1,162,183    (158,386)  1,003,797                        0    1,003,797
Rent and other receivables                468,145     108,954     577,099                        0      577,099
Other assets, net of applicable amortization:                                                                 0
   Intangible related to property
       management operations                    0   2,249,575   2,249,575                        0    2,249,575
   Deferred costs                       2,320,858  (1,385,000)    935,858                        0      935,858
   Prepaid expenses and other assets       80,484     475,337     555,821                    1,024      556,845
         Total assets                 $64,725,729 $23,240,480 $87,966,209               $8,872,179  $96,838,388

Liabilities and Shareholders' Equity
Mortgage and other notes payable      $37,486,194 $13,782,081 $51,268,275               $8,750,000  $60,018,275
Notes payable to affiliates                     0   7,056,300   7,056,300                        0    7,056,300
Deferred acquisition costs payable        172,000           0     172,000                        0      172,000
Accounts payable and accrued expenses     367,217     328,169     695,386                   62,661      758,047
Escrowed security deposits and
     deferred revenue                     112,438      84,208     196,646                   59,518      256,164
      Total liabilities                38,137,849  21,250,758  59,388,607                8,872,179   68,260,786

Shareholders' equity:
   Common stock                            28,500       1,410      29,910                        0       29,910
   Additional paid-in capital          31,462,322   1,988,312  33,450,634                        0   33,450,634
   Dividends distributed in excess
      of net income                    (4,902,942)          0  (4,902,942)                       0   (4,902,942)
      Total shareholders' equity       26,587,880   1,989,722  28,577,602                        0   28,577,602
         Total liabilities and
            shareholders' equity      $64,725,729 $23,240,480 $87,966,209               $8,872,179  $96,838,388


Notes:
(A) Effective October 1, 1994 the Company acquired by merger BT Venture Corporation ("BTVC"),  This pro forma adjustment is provided in order to present the financial position of the Company as if the acquisition
    BTVC had occurred on September 30, 1994.
(B) Reflects the acquisition of Harris Hill Apartments together with related borrowings.

                      BODDIE-NOELL PROPERTIES, INC.
           PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                   NINE MONTHS ENDED SEPTEMBER 30, 1994
                             (Unaudited)


                                                  BNP                        The Acquisition          Pro forma
                             Historical  Oakbrook     BTVC    Pro forma        Harris Hill          Consolidated
                                            (A)       (B)
Revenues
Restaurant rental income     $3,793,685         $0        $0 $3,793,685                       $0      $3,793,685
Apartment rental income       2,157,396    553,183 2,262,489  4,973,068                  988,090 (C)   5,961,158
Management fees                       0          0   597,337    597,337                        0         597,337
Interest and other income        43,453        966     1,471     45,890                        0          45,890
                              5,994,534    554,149 2,861,297  9,409,980                  988,090      10,398,070

Expenses
Depreciation and amortization 1,036,268    106,096   582,000  1,724,364                  177,525 (D)   1,901,889
Apartment operations            635,194    168,048   870,237  1,673,479                  292,306 (C)   1,965,785
Property management fees        111,575          0  (111,575)         0                        0               0
Administrative                  316,125          0   792,858  1,108,983                        0       1,108,983
Advisory fees                   152,747          0  (152,747)         0                        0               0
Interest                      1,646,754    273,200 1,074,899  2,994,853                  468,825 (E)   3,463,678
Write-off, deferred loan cost   109,489          0         0    109,489                        0         109,489
                              4,008,152    547,344 3,055,672  7,611,168                  938,656       8,549,824
Net income (loss)            $1,986,382     $6,805 ($194,375)$1,798,812                  $49,434      $1,848,246

Net income per share              $0.70                                                                    $0.65

Weighted average number
of shares outstanding         2,850,000                                                          (F)   2,860,119


Notes:
(A) On June 7, 1994 the Company acquired Oakbrook Apartments.  This pro forma adjustment includes the operations of Oakbrook from January 1, 1994 to June 6, 1994.
(B) Effective October 1, 1994 the Company acquired by merger BT Venture Corporation ("BTVC").
    This pro forma adjustment reflects the revenues and expenses of the management operations and
    Latitudes Apartments from January 1,1994 to September 30, 1994 and reflects the elimination of property management fees and advisory fees expense.
(C) Reflects rental revenue and certain operating expenses (as defined) of Harris Hill Apartments for the nine months ended September 30, 1994.  See Item 7(a).
(D) Reflects depreciation and amortization expense on the total cost of Harris Hill Apartments.
(E) Reflects interest expense on borrowings used to finance the acquisition of Harris Hill Apartments.
(F) In conjunction with the acquisition of BTVC, and assuming an average price of $14.00 per share, the Company would have issued 10,119 shares of common stock in April and July, respectively.

                     BODDIE-NOELL PROPERTIES, INC.
            PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993
                             (Unaudited)


                                                      BNP
                                           Paces                                          The Acquisition     Pro forma
                             Historical   Commons   Oakbrook     BTVC       Pro forma       Harris Hill      Consolidated
                                            (A)        (B)       (C)
Revenues
Restaurant rental income     $5,165,432         $0         $0        $0        $5,165,432              $0     $5,165,432
Apartment rental income       1,244,803    905,206  1,247,436 2,853,019         6,250,464       1,213,308 (D)  7,463,772
Management fees                       0          0          0   753,298           753,298               0        753,298
Interest and other income        15,617          0          0     2,471            18,088               0         18,088
                              6,425,852    905,206  1,247,436 3,608,788        12,187,282       1,213,308     13,400,590

Expenses
Depreciation and amortization 1,065,835    133,723    245,096   775,000         2,219,654         236,700 (E)  2,456,354
Apartment operations            360,447    297,553    384,216   934,958         1,977,174         375,607 (D)  2,352,781
Property management fees         55,964          0          0   (55,964)                0               0              0
Administrative                  245,660          0          0 1,068,139         1,313,799               0      1,313,799
Advisory fees                   200,829     10,151          0  (210,980)                0               0              0
Interest                      1,441,666    338,571    631,000 1,189,390         3,600,627         625,100 (F)  4,225,727
Write-off, deferred
   acquisition costs            600,000          0          0         0           600,000               0        600,000
                              3,970,401    779,998  1,260,312 3,700,543         9,711,254       1,237,407     10,948,661
Net income (loss)            $2,455,451   $125,208   ($12,876) ($91,755)       $2,476,028        ($24,099)    $2,451,929

Net income per share              $0.86                                                                            $0.86

Weighted average number
of shares outstanding         2,850,000                                                                   (G)  2,865,179


Notes:
(A) On June 8, 1993 the Company acquired Paces Commons Apartments.  This pro forma adjustment includes the operations of Paces Commons from January 1, 1993 to June 7, 1993.
(B) On June 7, 1994 the Company acquired Oakbrook Apartments.  This pro forma adjustment reflects the operations of Oakbrook Apartments as if the acquisition had been consummated on January 1, 1993.
(C)  Effective October 1, 1994 the Company acquired by merger BT Venture Corporation ("BTVC").
     This pro forma adjustment reflects the revenues and expenses of the management operations and
     Latitudes Apartments and reflects the elimination of property management fees and advisory fees expense as if the acquisition had been consummated on January 1, 1993.
(D) Reflects rental revenue and certain operating expenses (as defined) of Harris Hill Apartments for the year ended December 31, 1993.  See Item 7(a).
(E) Reflects depreciation and amortization expense on the total cost of Harris Hill Apartments.
(F) Reflects interest expense on borrowings used to finance the acquisition of Harris Hill Apartments.
(G) In conjunction with the acquisition of BTVC, and assuming an average price of  $14.00 per share, the Company would have issued 10,119 shares of common stock in April, July, and October, respectively.

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